UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 19, 2019
______________________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2019, the Compensation Committee of the Board of Directors (the “Committee”) of Covenant Transportation Group, Inc. (the “Company”) approved a special grant of 35,398 shares of Class A restricted stock (the “Special Grant”) to John A. Tweed under the Company’s Third Amended and Restated 2006 Omnibus Incentive Plan, as amended. The shares underlying the Special Grant are subject to both performance and time vesting criteria.  Upon the occurrence of two consecutive fiscal years during 2020 through 2022 in which the Company reaches certain freight revenue and net income margin thresholds, 100% of the Special Grant shares are eligible for vesting (together, the “Full Vesting Goals”).  Upon the occurrence of two consecutive fiscal years during 2020 through 2022 in which the Company reaches a net income margin threshold, 26,549 shares are eligible for vesting, with incremental shares up to 100% of the Special Grant being eligible for vesting if the Full Vesting Goals are met subsequently through 2022.  The shares eligible for vesting will vest as follows: (A) 50% vest upon the Committee’s determination that the applicable performance criteria have been satisfied, subject to continuous employment by the Company or its subsidiaries through the date of such determination, and (B) 50% vest on the first December 31st following the Committee’s determination that the applicable performance criteria have been satisfied, subject to continuous employment by the Company or its subsidiaries through such first anniversary or an eligible retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: September 23, 2019	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Executive Vice President and Chief Financial Officer